Exhibit 99.2

www.travelzoo.com
© Copyright 2009 Travelzoo Inc.
0

Travelzoo Inc.
Third Quarter 2009 Performance and
Growth Strategy Overview

October 28, 2009

www.travelzoo.com
© Copyright 2009 Travelzoo Inc.
1

Please read this management presentation together
with the Company’s press release issued earlier today
announcing the Company’s third quarter 2009 financial
results and in conjunction with the Company’s recent
Annual Report and Quarterly Results as filed with the
Securities and Exchange Commission (SEC).

IMPORTANT NOTICE

www.travelzoo.com
© Copyright 2009 Travelzoo Inc.
2

Certain statements contained in this presentation that are not historical facts may be forward looking statements within the meaning of Section 27A of the Securities Act of
1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as
amended.  These forward looking statements may include, but are not limited to, statements about our plans, objectives, expectations, prospects and intentions, markets in which we participate and other statements contained in this presentation that are not historical facts.  When used in this presentation, the words "expect," "predict," "project,"
"anticipate," "believe," "estimate," "intend," "plan," "seek" and similar expressions are generally intended to identify forward looking statements.  Because these forward looking statements involve risks and uncertainties, there are important factors that could cause actual results to differ materially from those expressed or implied by these forward looking statements, including changes in our plans, objectives, expectations, prospects and intentions and other factors discussed in our filings with the SEC. We cannot guarantee any future levels of activity, performance or achievements. Travelzoo Inc. undertakes no obligation to update forward-looking statements to reflect events or circumstances occurring after the date of this presentation.

TRAVELZOO®

www.travelzoo.com
© Copyright 2009 Travelzoo Inc.
3

Part 1:
Third Quarter 2009 Financial Performance

Part 2:
Growth Strategy Overview

www.travelzoo.com

© Copyright 2009 Travelzoo Inc.

4

Revenues
(continuing operations)

$ millions

In a challenging economy, Travelzoo was able to close Q3 2009 with significant growth across our most important metrics.

Q3 2009 FINANCIAL PERFORMANCE

Q3

2008

Q3

2009

Q3

2008

Q2

2009

Q3

2009

Q3

2008

Q3

2009

EPS

(continuing operations)

$ per share

Subscribers
(continuing operations)

Millions

18.6

23.6

13.2

15.2

16.3

+27%

+167%

+7%

+24%

$0.03

$0.08

•

•

•

www.travelzoo.com

© Copyright 2009 Travelzoo Inc.

5

With the pending sale of our Asia Pacific assets, the business segment is now being treated as discontinued operations.

2008

2009

Sale of Asia Pacific
assets expected to close
on October 31.

Asia Pacific business
segment treated as
discontinued operations

2008 EPS from
continuing operations:
$0.37, compared to
previously reported loss
of $(0.29) per share

EPS FROM CONTINUING OPERATIONS
$ per share

Q1

Q2

Q3

Q4

0.10

0.13

0.03

0.11

0.13

0.10

0.08

N/A

www.travelzoo.com

© Copyright 2008 Travelzoo Inc.

6

Q1

2008

2009

2009

2008

2009

2008

North America

$ millions

18.9

20.0

19.2

19.7

18.9

16.0

Europe

$ millions

Europe
(local currency)

£ millions

+6%

Year-over-year revenue growth accelerated in both North America and
Europe.

QUARTERLY REVENUES BY SEGMENT

2.0

3.0

2.6

4.0

4.8

2.6

1.0

2.1

1.3

2.6

2.9

1.4

Q2

Q3

+3%

+18%

+45%

+57%

+82%

+100%

+100%

+110%

www.travelzoo.com
© Copyright 2009 Travelzoo Inc.
7

Operating income increased in spite of significantly higher spending on subscriber acquisition and the launch of Fly.com.

Increased investment
levels in Q3 2009:

Subscriber acquisition
up by
$1.3 million
versus Q3 2008

Launch of Fly.com
added over
$1.6 million
in expenses, com-pared
to Q3 2008

Q3

2008

Q3

2009

2.0

2.3

Q3

2008

Q3

2009

4.2

3.6

Q3

2008

Q3

2009

(1.3)

Q3 OPERATING INCOME – 2009 VS. 2008
$ millions

Total*

North America

Europe

(2.2)

*  From continuing operations

www.travelzoo.com
© Copyright 2009 Travelzoo Inc.
8

The effective tax rate continues to be high, as we treat losses from
Europe as not having a recognizable tax benefit.

Q3 2009 INCOME AND TAX EXPENSES*
$ millions

0.3

2.6

-1.3

1.3

-1.3

3.6

Operating
income
North
America

Operating
income
Europe

Non-
operating
income**

Income
from con-
tinuing
operations

before
income
taxes

Income
taxes

Income
from con-
tinuing
operations,
net of tax

Effective
tax income
rate 50%

* From continuing operations

** Interest income and foreign currency gain

www.travelzoo.com
© Copyright 2009 Travelzoo Inc.
9

Cash management during Q3 2009 improved slightly versus last year and the previous quarter.

Q2

2009

Q3

2009

49

48

DSO
(Days Sales Outstanding)

# of days

Q3

2008

Q2

2009

15.8

15.5

Cash Balance
at End of Quarter*

$ millions

DSO AND CASH BALANCES

Q3

2008

52

Q3

2009

15.7

*  Includes cash and cash equivalents

www.travelzoo.com
© Copyright 2009 Travelzoo Inc.
10

While headcount has increased, productivity has remained relatively stable.

HEADCOUNT AND AVERAGE ANNUALIZED REVENUE PER EMPLOYEE*

Q1

2008

Q2

2008

Q3

2008

Q4

2008

Q1

2009

Q2
2009

Q3
2009

140

147

156

163

168

174

185

Europe

North America

39

44

52

56

60

65

68

101

103

104

107

108

109

117

Headcount

Average
annualized
revenues per
employee
(in $ thousands)

$598

$590

$477

$481

$547

$543

$510

*  Continuing operations only

www.travelzoo.com
© Copyright 2009 Travelzoo Inc.
11

OPERATING EXPENSES – NORTH AMERICA DIVISION
$ millions and as percentage of revenues

Q3

2008

Q3

2009

3.8

4.7

7.3

9.2

Sales &
Marketing

General &
Administrative

24%

46%

25%

49%

Operating expenses in North America increased, driven primarily by increased spend on subscriber acquisition, SuperSearch, and Fly.com.

11.1

13.9

70%

74%

Major reasons for Y/Y increase
in operating expenses

Impact

Increased subscriber
acquisition

$0.6 million

Launch of Fly.com

$1.0 million

Increased marketing
for SuperSearch

$0.8 million

www.travelzoo.com
© Copyright 2009 Travelzoo Inc.
12

OPERATING EXPENSES – EUROPE DIVISION
$ millions and as percentage of revenues

Q3

2008

Q3

2009

1.7

1.7

3.1

4.3

Sales &
Marketing

General &
Administrative

66%

117%

35%

90%

In Europe, operating expenses as a percentage of revenues
declined in spite of increased spend on subscriber acquisition.

4.8

6.0

183%

125%

Major reasons for Y/Y increase
in operating expenses

Impact

Increased subscriber
acquisition

$0.8 million

Larger sales force
and production team

$0.4 million

www.travelzoo.com

© Copyright 2009 Travelzoo Inc.

13

During Q3 2009 we further accelerated subscriber acquisition as we see audience growth as investment into future revenues and profits.

Subscribers to Travelzoo publications
in North America & Europe

Millions

Quarter-over-quarter
comparison: Q3 09 vs. Q2 08

Millions

YE
2005

YE
2006

YE
2007

YE
2008

QE

Q3 2009

Total
sub-
scribers
at end of
Q2 2009

New
sub-
scribers

Sub-
scribers
removed

Total
sub-
scribers
at end of
Q3 2009

9.7

10.9

12.4

13.5

16.3

15.2

1.6

-0.5

16.3

www.travelzoo.com
© Copyright 2009 Travelzoo Inc.
14

Improved execution and lower media prices helped us drive down acquisition costs for new subscribers significantly year-over-year.

Q3 2008

North
America

Europe

Q4 2008

Q1 2009

Q2 2009

Q3 2009

Q4 2008

Q1 2009

Q2 2009

Q3 2009

Q3 2008

1.3

Subscriber
acquisition expense

$ millions

1.3

1.6

1.9

1.9

1.1

0.5

0.9

1.9

1.1

3.73

Acquisition cost
per subscriber

$/subscriber

2.75

2.29

2.15

1.80

4.52

3.32

3.09

3.53

2.74

361

New subscribers
added

Thousands

488

720

885

1,076

254

160

297

542

408

+44%

-52%

+199%

+67%

-22%

+114%

Note: In Q3 2009 subscriber acquisition in Europe had  an increased focus on Germany, where acquisition costs are higher.

www.travelzoo.com
© Copyright 2009 Travelzoo Inc.
15

Part 1:
Third Quarter 2009 Financial Performance

Part 2:
Growth Strategy Overview

•

•

•

www.travelzoo.com
© Copyright 2009 Travelzoo Inc.
16

International Expansion
Multiply the Travelzoo business in attractive international
markets; build global brand and global content

Expand scope of Travelzoo® business
Expand Travelzoo product offerings and content into
entertainment (e.g., Broadway shows, sports events)

Fly.com
Meta-search identified as opportunity with attractive
economics and great synergies with Travelzoo business

TRAVELZOO’S GROWTH STRATEGY

Our growth strategy is built on three pillars that include both geographical and product expansion.

TRAVELZOO®

www.travelzoo.com
© Copyright 2009 Travelzoo Inc.
17

In 2005, Travelzoo’s subscriber base resided almost exclusively in the U.S.
We just started growing internationally.

TRAVELZOO SUBSCRIBERS BY COUNTRY AT END OF 2005
Millions

U.K.

0.3

Worldwide:

9.7 million subscribers

U.S.
9.4

TRAVELZOO®

www.travelzoo.com
© Copyright 2009 Travelzoo Inc.
18

Germany

0.4

From 2005 through 2008, we expanded primarily in Europe and launched operations in Asia Pacific.

TRAVELZOO SUBSCRIBERS BY COUNTRY AT END OF 2008
Millions

Canada
0.9

U.K.

1.1

Spain

0.1

France

0.6

Greater
China*

0.7

Japan

0.3

Australia

0.1

U.S.
10.4

U.S.
10.4

*  Includes Hong Kong, China, and Taiwan

Worldwide:

14.6 million subscribers

www.travelzoo.com
© Copyright 2008 Travelzoo Inc.
19

During 2009, we have begun re-igniting growth in North America, and accelerated our expansion in Europe.

TRAVELZOO SUBSCRIBERS BY COUNTRY (AS OF Q3 2009)
Millions

Canada
1.1

U.K.

1.5

Germany

0.7

Spain

0.4

France

0.8

Greater
China*

0.9

Japan

0.6

Australia

0.3

U.S.
12.0

*  Includes Hong Kong, Mainland China, and Taiwan

Worldwide:

18.2 million subscribers

www.travelzoo.com

© Copyright 2009 Travelzoo Inc.

20

The international expansion comes at a cost:  Subscriber acquisition as well as losses that have no immediate tax benefit, are dragging EPS down.

OPERATING INCOME AND NET INCOME ON PER-SHARE BASIS
$ per share

0.39

(0.12)

(0.11)

0.16

0.03

0.34

0.02

(0.08)

-0.02

(0.10)

Europe

Interest &
FX gains

Europe

Taxes

Loss from
discon-
tinued
operations

EPS
net loss
per share

Operating income
excluding subscriber acquisition

Subscriber acquisition
expenses

Q3 2009 EXAMPLE

North
America

North
America

Operating
income
before
taxes

www.travelzoo.com
© Copyright 2009 Travelzoo Inc.
21

As a result of our aggressive global expansion, EPS is impacted by increased investments in subscriber acquisition.

EARNINGS FROM CONTINUING OPERATIONS,
INCLUDING AND EXCLUDING SUBSCRIBER ACQUISITION

Q3 2008

Q4 2008

Q1 2009

Q2 2009

Q3 2009

Operating income excluding
subscriber acquisition expense

$0.27

$0.27

$0.44

$0.38

$0.37

- Subscriber acquisition expense

$0.15

$0.12

$0.16

$0.18

$0.23

Operating income

$0.12

$0.15

$0.28

$0.20

$0.14

+ Currency gain and interest income

-

$0.03

($0.01)

-

$0.02

Income taxes

($0.09)

($0.07)

($0.14)

($0.10)

($0.08)

Income from continuing operations,
net of tax

$0.03

$0.11

$0.13

$0.10

$0.08

www.travelzoo.com
© Copyright 2008 Travelzoo Inc.
22

Over time, audience and revenue growth appear to drive profitability.

U.K. EXAMPLE: SUBSCRIBERS, REVENUES AND OPERATING
INCOME/LOSS

Millions, and £ millions

0.3

Subscribers at Year-End*

0.6

0.8

1.1

1.5*

0.4

1.7

2.8

4.2

4.9**

(0.6)

(0.6)

(0.5)

(0.2)

0.3**

Revenues

Operating income/loss

2005

2006

2007

2008

2009*

2005

2006

2007

2008

2009**

2005

2006

2007

2008

2009**

* Subscribers at end of Q3 2009
** Q1 through Q3 only

www.travelzoo.com
© Copyright 2009 Travelzoo Inc.
23

In our international markets revenues are growing faster than expenses, bringing us closer to our goal of profitability in each country.

COMPARISON OF REVENUE GROWTH, EXPENSES AND
OPERATING MARGINS BY COUNTRY
Percent*

U.K.

Canada

Germany

France

Spain

Year launched

2005

2006

2006

2007

2008

Revenue growth*
Q3 2009 over Q3 2008

40%

86%

240%

228%

> 1000%

Growth in expenses*

Q3 2009 over Q3 2008

25%

(8%)

33%

13%

24%

Operating margin

Q3 2007

(10%)

(22%)

> (1,000%)

n/a

n/a

Q3 2008

(6%)

(25%)

(330%)

(371%)

n/a

Q3 2009

5%

38%

(69%)

(62%)

(256%)

* Growth rates calculated based on revenues and expenses in US-dollars

TRAVELZOO®

- 
- 
- 
- 
- 
-

www.travelzoo.com
© Copyright 2009 Travelzoo Inc.
24

Close sale of Asia Pacific assets
(Keeping option to purchase back Asia Pacific
business in the future)

Continue to grow audience in Europe, while moving
operations closer to positive income/contribution

Monetize the increased audience in North America

Aggressively sell global audience; produce global
content

Continue expansion into entertainment

Grow Fly.com audience and revenues

MANAGEMENT FOCUS Q4 2009 AND 2010